American Century Quantitative Equity Funds
                                                   Exhibit 77P
                                     For the six months ending June 30, 2003

Fund       Issuer              Ticker   Principal Amount  Amount Purchased  Trade Date   Price       Underwriter
INGROWTH   Xerox Corporation   XRX.PP   $ 920,000,000     $4,550,000.00     06/19/2003   $100.0000   SBSH